ENSCO



Pareto Securities' 20th Annual Oil & Offshore Conference

Dan Rabun, Chairman & CEO

4 September 2013






GoBeyond

Forward-Looking Statements

Statements made today that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; and actual contract commencement dates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC's website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Ensco in 2008

	2008
Fleet Size / % of Revenues	
– Floaters	2 / 4%
– Jackups	43 / 96%
Countries	17
Customers	39
Backlog ($B)	$4
Revenues ($B)	$2.2
Total Capitalization ($B)	$5.0
Annual Dividend (per share)	$0.10
Customer Satisfaction Rating	#2
– # Categories Ranked #1	3
Credit Rating	Baa1

ENSCO

Key Milestones

2008	•	Ordered three ENSCO 8500 Series® ultra-deepwater semisubmersibles ($1.6 billion commitment)
2009	•	Redomesticated to U.K. – improved operational oversight, tax efficiencies and capital management flexibility
2010	•	Increased dividend from $0.10 to $1.40 per share annually
2011	•	Largest acquisition in Ensco's history – added drillships, West Africa and Brazil

ENSCO

Deepwater Average Day Rates

In the two-plus years since the announcement of the acquisition, deepwater average day rates have increased more than 50%



$600
$500
$400
$300
$200
Feb-11
Jun-11
Oct-11
Feb-12
Jun-12
Oct-12
Feb-13
Jun-13
52%

Note: Deepwater average day rates for new contracts among the global fleet capable of drilling in 4,500' or greater water depth excluding build in Brazil rigs.

Key Milestones

2011	• Ordered three ultra-premium harsh environment jackups ($700 million+ commitment)
2012	• Ordered two ultra-deepwater drillships • Raised dividend to $1.50 per share annually
2013	• Increased dividend 33% to $2.00 per share annually • Ranked #1 in Total Customer Satisfaction in EnergyPoint survey for third consecutive year • Ordered ENSCO 110, premium newbuild jackup • Ordered ENSCO DS-10, ultra-deepwater drillship

ENSCO

Ensco Now

	2008	2Q13
Fleet Size / % of Revenues		
– Floaters	2 / 4%	**29 / 65%**
– Jackups	43 / 96%	**46 / 35%**
Countries	17	**22**
Customers	39	**47**
Backlog ($B)	$4	**$11**
Revenues ($B)	$2.2	**$4.6***
Total Capitalization ($B)	$5.0	**$17.1**
Annual Dividend (per share)	$0.10	**$2.00**
Customer Satisfaction Rating	#2	**#1**
– # Categories Ranked #1	3	**10**
Credit Rating	Baa1	**Baa1**

* Revenues represents trailing twelve months ended June 30, 2013

Net Income Margin



27%
25%
24%
16%
16%
11%
ESV
DO
SDRL
NE
RDC
RIG

Source: Company filings as of 23 August, 2013; sum of trailing eight quarters of net income attributable to parent divided by sum of trailing eight quarters of revenue.

ENSCO

Fleet Highgrading

- Eight newbuild rigs to be delivered through 2015
- $750 million of budgeted rig enhancements to existing fleet in 2013 and 2014
- 11 rigs sold over last three-and-a-half years
  - $700 million+ of proceeds reinvested into fleet
  - $56 million total gain on sales

Organic Growth from Newbuild Program


17 Delivered
8 Under Construction
2
1
1
1
2
1
4
2
3
3
3
2
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Semisubmersibles
Premium jackups
Drillships

Newbuild Delivery Schedule


1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
ENSCO DS-7
Contracted
ENSCO 120
Contracted
ENSCO 121
Contracted
ENSCO 122
ENSCO DS-8
ENSCO DS-9
ENSCO 110
ENSCO DS-10
Drillships
Premium jackups

Newest Ultra-Deepwater Fleet (≥ 7,500')

Avg. Age of Fleet



Years
3
3
10
10
20
ESV
SDRL
RIG
NE
DO



Source: IHS-ODS Petrodata – August 2013 – Ultra-deepwater includes competitive semisubmersibles and drillships able to drill in 7,500' and greater water depths including rigs that are cold stacked. Average age excludes rigs under construction or on order. Ensco has four drillships under construction. Average age is not adjusted for upgrades.

Floater Revenues

Floater Age	2012A Operating Margin*	% of Floater Revenues 2012A	% of Floater Revenues 2015E
0 – 10 Years	Mid 60%	50%	65%
11 – 20 Years	Mid 40%	33%	25%
20+ Years	High 30%	17%	10%

*Operating Margin = (Revenues – Contract Drilling Expense) / Revenues. Assumes no asset sales.

Premium Jackup Fleet Overview

- Largest premium jackup fleet
- $1 billion+ invested in existing jackup fleet since 2005
- $1 billion committed to build three ultra-premium ENSCO 120 Series jackups and one premium jackup, ENSCO 110
- All marketed jackups are contracted



ENSCO 110 KFELS B Class premium jackup ordered April 2013 with delivery scheduled for 1Q15

ENSCO

ENSCO 120 Series Ultra-Premium Jackups



- Three under construction
- $700 million+ investment
- 40,000' total drilling depth
- 400' water depth
- 2.5 million pound quad derrick
- State-of-the-art cantilever envelope
- Ultra-deep gas/long-reach wells

ENSCO

Premium Jackup Fleet

% Jackups Undergoing Upgrades / Surveys


~55%
~25%
2012 - 2013
2014 - 2015

	2013E	2014E	2015E
Utilization*	Mid 80%	↑	↑
Operating Margin	Low 50%	↑	↑

*Utilization for jackup rigs including rigs that are cold stacked. Assumes jackups without contracts in 2015 renew at expiring day rates. Based in current estimates.

ENSCO

Operational Levers Drive Financial Results

Newbuilds

+

Upgrades

+

Higher Utilization

Revenue Growth

+

Margin Expansion

Global Platform



U.S. Gulf of Mexico	
Ships	2
Semis	6
Jackups	10

Mexico	
Jackups	4

Brazil	
Ship	1
Semis	8

Europe & Mediterranean	
Semi	1
Jackups	8

Africa	
Ships	3
Semis	2

Under Construction	
Ships	4
Jackups	4

Middle East	
Jackups	9

Asia Pacific	
Semi	2
Jackups	11

Benefits of Standardization

	ENSCO 8500 Series® (7)	Samsung DP3 Drillships (8)	Megathyst DP3 Semisubmersibles (4)	Premium KFELS Jackup Mod V-A,B + Super A (11)
Shipyard	Keppel FELS	SAMSUNG HEAVY INDUSTRIES	Shipyard De Hoop	Keppel FELS
Common Equipment				
Training				
Repair & Maintenance				
Spare Parts				

ENSCO

Standardization
Repeat Customers See the Benefits

ENSCO 8500	ENSCO 8501	ENSCO 8502	ENSCO 8503	ENSCO 8504	ENSCO 8505	ENSCO 8506
Anadarko Petroleum Corporation eni	nexen noble energy	nexen Apache	Cobalt International Energy TULLOW plc	TOTAL Shell	Anadarko Petroleum Corporation noble energy Apache	Anadarko Petroleum Corporation

Success of the ENSCO DS Series

<u>BP Has Contracted 3 Drillships</u>

ENSCO DS-3: U.S. Gulf of Mexico

ENSCO DS-4: Brazil

ENSCO DS-6: Angola



Current Supply and Demand

- Marketed utilization
  - 97% for floaters
  - 94% for jackups
- Significant volume of new discoveries
  - ~45 new discoveries year-to-date
- Deepwater well programs taking longer to drill

ENSCO

Supply Considerations

- Rigs under construction
  - ~40 new floaters and ~60 new jackups to be delivered though 2014
- Aging global fleet
  - 54% of jackups and 37% of floaters are older than 30 years
- Constraints for additional rig orders
  - shipyard / equipment provider constraints
  - crewing rigs with competent personnel
  - rising construction costs for jackup rigs

ENSCO

Demand Outlook

- New discoveries lead to additional appraisal and developmental drilling
- Stable commodity prices above the economic breakeven for our customers
- Brazil to develop pre-salt basins
- Customer demand more diversified
  - NOCs driven by domestic economy / politics
  - Supermajors and independent oil companies

Safety, Health & Environment



Total Recordable
Incident Rate
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2007
2008
2009
2010
2011
2012
YTD 2013

- Zero-incident goal
- STOP work authority
- Comprehensive training
- Quality control and audit
- Dedicated safety management systems

ENSCO

Competency Assurance Program

Commitment to Employee Development

International Association of Drilling Contractors (IADC) has awarded accreditation to Ensco training programs

- Focus on safety and efficiency of operations
- Defined policies and procedures
- Systems to ensure continuous development, monitoring and compliance around the globe
- Audited by Core Value Teams to maintain high standards

Industry Leader in Customer Satisfaction

Rated #1

- Total Satisfaction
- Job Quality
- Performance & Reliability
- Technology
- Special Drilling Applications
- International
- Multinationals
- North Sea
- Non-Vertical Wells
- Shelf Wells


ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
OFFSHORE DRILLERS
Customer Satisfaction
2012

Strong Financial Position

- $11 billion of contracted revenue backlog
- Baa1/BBB+ ratings from Moody's/S&P
- Broad diversification: fleet, markets and customers



62%
41%
38%
30%
28%
24%
SDRL
RIG
NE
RDC
ESV
DO
Leverage Ratios

Source: ISI Group statistics for debt-to-capital ratios for peers (28 May 2013).

Dividends and Growth

- ~3.5% dividend yield
  - above average for S&P 500 dividend payers
- Conservative payout ratio provides flexibility
  - investments and/or future dividend increases
- $2 billion share buyback authorization



Payout Ratios
121%
72%
52%
36%
31%
0%
SDRL
DO
RIG
NE
ESV
RDC

Source: Most recent declared quarterly dividend amount annualized divided by Thomson mean consensus EPS estimates for 2013.

Estimated Capital Expenditures



$ billions
Sustaining
Enhancements
Newbuild
0.25
0.37
1.30
0.38
1.30
0.60
2014 rig enhancement capital expenditures for currently approved projects. Final budget TBD.
2013
2014
2015
2016
Newbuild Construction
Rig Enhancements
Sustaining

Note: Final rig enhancement and sustaining project capital expenditure budgets for 2014 – 2016 TBD once budgets are completed.

Summary

- Newest ultra-deepwater fleet
- Largest premium jackup fleet
- Talented workforce
- Global presence
- #1 in customer satisfaction
- Safety and operational excellence
- Superior financial results

Invest in High-Quality Fleet

Talented Workforce Trained on Proven Systems

Global Platform

Operational Excellence

Strong Safety Record

Leader in Customer Satisfaction

Superior Margins/ Return on Capital

Increase Shareholder Value

ENSCO

Go Beyond